                                                                EXHIBIT 10.15(a)



===============================================================================


                                 LOAN AGREEMENT


                            Dated as of June 22, 2001


                                      among



                         ATLANTIC FINANCIAL GROUP, LTD.
                             as Lessor and Borrower,


                    the financial institutions party hereto,

                                   as Lenders


                                       and


                                 SUNTRUST BANK,
                                    as Agent

                                                               [OPERATING LEASE]

===============================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
SECTION 1       DEFINITIONS; INTERPRETATION.....................................................................  1

SECTION 2       AMOUNT AND TERMS OF COMMITMENTS; REPAYMENT AND
                PREPAYMENT OF LOANS.............................................................................  1
         SECTION 2.1  Commitment................................................................................  1
         SECTION 2.2  Note......................................................................................  1
         SECTION 2.3  Scheduled Principal Repayment.............................................................  2
         SECTION 2.4  Interest..................................................................................  2
         SECTION 2.5  Allocation of Loans to Leased Properties..................................................  3
         SECTION 2.6  Prepayment................................................................................  3

SECTION 3       RECEIPT, DISTRIBUTION AND APPLICATION OF CERTAIN
                PAYMENTS IN RESPECT OF LEASE AND LEASED PROPERTY; RELEASE........................................ 3
         SECTION 3.1  Distribution and Application of Rent Payments.............................................. 3
         SECTION 3.2  Distribution and Application of Purchase Payment........................................... 3
         SECTION 3.3  Distribution and Application to Funding Party Balances of Construction
                Failure Payment.................................................................................. 4
         SECTION 3.4  Distribution and Application to Funding Party Balances of Remarketing
                Proceeds of Leased Property...................................................................... 4
         SECTION 3.5  Distribution and Application of Payments Received When an Event of
                Default Exists or Has Ceased to Exist Following Rejection of the Lease........................... 4
         SECTION 3.6  Distribution of Other Payments............................................................. 5
         SECTION 3.7  Timing of Agent Distributions.............................................................. 5
         SECTION 3.8  Release of Leased Properties............................................................... 5

SECTION 4       THE LESSOR; EXERCISE OF REMEDIES UNDER LEASE..................................................... 6
         SECTION 4.1  Covenant of Lessor......................................................................... 6
         SECTION 4.2  Lessor Obligations Nonrecourse; Payment from Certain Lease Obligations and Certain Proceeds of Leased Property Only..................................................... 6
         SECTION 4.3  Exercise of Remedies Under the Lease....................................................... 7

SECTION 5       LOAN EVENTS OF DEFAULT; REMEDIES................................................................. 8
         SECTION 5.1  Loan Events of Default..................................................................... 8
         SECTION 5.2  Remedies................................................................................... 9

SECTION 6       THE AGENT....................................................................................... 10
         SECTION 6.1  Appointment............................................................................... 10
         SECTION 6.2  Delegation of Duties...................................................................... 10

         SECTION 6.3  Exculpatory Provisions.................................................................... 10
         SECTION 6.4  Reliance by Agent......................................................................... 10
         SECTION 6.5  Notice of Default......................................................................... 11
         SECTION 6.6  Non-Reliance on Agent and Other Lenders................................................... 11
         SECTION 6.7  Indemnification........................................................................... 12
         SECTION 6.8  Agent in Its Individual Capacity.......................................................... 12
         SECTION 6.9  Successor Agent........................................................................... 12

SECTION 7       MISCELLANEOUS................................................................................... 13
         SECTION 7.1  Amendments and Waivers.................................................................... 13
         SECTION 7.2  Notices................................................................................... 13
         SECTION 7.3  No Waiver; Cumulative Remedies............................................................ 13
         SECTION 7.4  Successors and Assigns.................................................................... 13
         SECTION 7.5  Counterparts.............................................................................. 13
         SECTION 7.6  GOVERNING LAW............................................................................. 13
         SECTION 7.7  Survival and Termination of Agreement..................................................... 14
         SECTION 7.8  Entire Agreement.......................................................................... 14
         SECTION 7.9  Severability.............................................................................. 14

                                   EXHIBITS


EXHIBIT A        Form of Note

     THIS LOAN AGREEMENT (as it may be amended or modified from time to time in accordance with the provisions hereof, this "Loan Agreement") dated as of June
                                             --------------
22, 2001 is among ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership, as Lessor and Borrower (the "Lessor"); SUNTRUST BANK and the other financial
                             ------
institutions which are, or may from time to time become, parties hereto as lenders (the "Lenders") and SUNTRUST BANK, a Georgia banking corporation, as
              -------
agent for the Lenders (in such capacity, the "Agent").
                                              -----

                             PRELIMINARY STATEMENT

     In accordance with the terms and provisions of the Master Agreement, dated as of June 22, 2001 (as amended, supplemented or otherwise modified from time to time, the "Master Agreement"), among Hughes Supply, Inc., as Guarantor and as a
           ----------------
Lessee, certain Subsidiaries of Hughes Supply, Inc., as Lessees, the Lessor, the Lenders and the Agent, the Lease, this Loan Agreement and the other Operative Documents, (i) the Lessor contemplates acquiring the Leased Properties and leasing the Leased Properties to the Lessees, (ii) Hughes, as Construction Agent for the Lessor, wishes, in certain instances, to construct Buildings on the Land for the Lessor and, when completed, to lease the Buildings, or to cause the Buildings to be leased, from the Lessor as part of the Leased Properties under the Lease, (iii) Hughes wishes to obtain, and the Lessor is willing to provide, funding for the acquisition of the Land and any Buildings thereon or, in certain instances, the construction of the Buildings, and (iv) the Lessor wishes to obtain, and the Lenders are willing to provide, financing of a portion of the funding for the acquisition of the Land and any Buildings thereon and, if applicable, the construction of the Buildings.

     In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1  DEFINITIONS; INTERPRETATION

     Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A to the
                                                           ----------
Master Agreement for all purposes hereof; and the rules of interpretation set forth in Appendix A to the Master Agreement shall apply to this Loan Agreement.
         ----------

     SECTION 2  AMOUNT AND TERMS OF COMMITMENTS; REPAYMENT AND PREPAYMENT OF
LOANS

     SECTION 2.1  Commitment.  (a)  Subject to the terms and conditions hereof
                  ----------
and of the Master Agreement, each Lender agrees to make term loans to the Lessor ("Loans") from time to time during the period from and including the Initial
  -----
Closing Date through the Funding Termination Date, on each Closing Date and on each subsequent Funding Date, in the amounts required under Section 2.2 of the Master Agreement.

     SECTION 2.2  Note.  The Loans made by each Lender to the Lessor shall be
                  ----
evidenced by a note of the Lessor (the "Note"), substantially in the form of
                                        ----
Exhibit A with appropriate insertions, duly executed by the Lessor and payable
---------
to the order of the Agent, on behalf of the Lenders, and in a principal amount equal to the aggregate Lenders' Commitment Percentages of the aggregate Commitments (or, if less, the aggregate unpaid principal amount of all Loans, made by the Lenders to the Lessor). The Note shall be dated the Initial Closing Date and delivered to the Agent in accordance with Section 3.2 of the Master Agreement. The Agent is hereby authorized to record the date and amount of each Loan made by each Lender to the Lessor on the Note or in its records, and each Lender is hereby authorized to record the date and amount of each Loan made by such Lender to the Lessor in its records, but the failure by the Agent or any Lender to so record such Loan shall not affect or impair any obligations with respect thereto. The Note shall (i) be stated to mature no later than the final Lease Termination Date and (ii) bear interest from the date a Loan is made on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, Section 2.4. Upon the occurrence of an Event of Default under
              -----------
clause (g) of Article XII of the Lease, or upon Acceleration as described in
Section 4.3(b) hereof, each Note shall automatically become due and payable in
--------------
full.

     SECTION 2.3  Scheduled Principal Repayment.  On each Payment Date occurring
                  -----------------------------
after the EBO Date, the Lessor shall pay to the Agent, for distribution to the Lenders, the Amortization Amount for such Payment Date, which amount shall be applied to reduce the outstanding principal of the Loans. On the Lease Termination Date, the Lessor shall pay the aggregate unpaid principal amount of all Loans as of such date.

     SECTION 2.4  Interest. (a) Each Loan related to a LIBOR Advance shall bear
                  --------
interest during each Rent Period at a rate equal to the sum of (i) the Adjusted LIBO Rate for such Rent Period, computed using the actual number of days elapsed and a 360 day year, plus (ii) the Applicable Margin per annum. Each Loan related
                    ----
to a Base Rate Advance shall bear interest at a rate equal to the Base Rate in effect from time to time, computed using the actual number of days elapsed and a 360 day year.

     (b) If all or a portion of the principal amount of or interest on the Loans shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall, without limiting the rights of the Lenders under Section 5, bear interest at the Overdue Rate, in
                            ---------
each case from the date of nonpayment until paid in full (after as well as before judgment).

     (c) Interest accruing on each Loan with respect to any Leased Property during the Construction Term of such Leased Property shall, subject to the limitations set forth in Section 2.3(c) of the Master Agreement, be added to the principal amount of such Loan from time to time. Following the date each Loan is made (or in the case of Loans with respect to a Construction Land Interest, the Construction Term Expiration Date), interest on such Loan shall be payable in arrears on each Payment Date with respect thereto.

     (d) Any change in the interest rate on the Loans resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such Base Rate changes as provided in the definition thereof.

     SECTION 2.5  Allocation of Loans to Leased Properties.  Pursuant to each
                  ----------------------------------------
Funding Request, each Loan shall be allocated to the Leased Property, the cost of acquisition or construction of which the proceeds of such Loan are used to pay. For purposes of the Operative Documents, the "related Loans" with respect to any Leased Property or Loans "related to" any Leased Property shall mean those Loans allocated to such Leased Property as set forth in the foregoing sentence.

     SECTION 2.6  Prepayment.  Except in conjunction with a payment by a Lessee
                  ----------
or the Construction Agent of the Lease Balance, a Construction Failure Payment or a Leased Property Balance pursuant to the terms of the Lease or the Construction Agency Agreement, the Lessor shall have no right to prepay the Loans.

     SECTION 3 RECEIPT, DISTRIBUTION AND APPLICATION OF CERTAIN PAYMENTS IN RESPECT OF LEASE AND LEASED PROPERTY; RELEASE; SECURITY INTEREST

     SECTION 3.1  Distribution and Application of Rent Payments.
                  ---------------------------------------------

     (a)  Basic Rent. Each payment of Basic Rent (and any payment of interest on
          ----------
overdue installments of Basic Rent) received by the Agent shall be distributed first, pro rata to the Lenders to be applied to the amounts of accrued and
-----
unpaid interest (including overdue interest) on the Loans, second, pro rata to
                                                           ------
the Lenders to be applied to the principal amount of the Loans then due, and third to the Lessor.
-----

     (b)  Supplemental Rent.  Each payment of Supplemental Rent received by the
          -----------------
Agent shall be paid to or upon the order of the Person owed the same in accordance with the Operative Documents.

     SECTION 3.2  Distribution and Application of Purchase Payment.  With
                  ------------------------------------------------
respect to any Leased Property, the payment by a Lessee of:

          (a) the purchase price for a consummated sale of such Leased Property received by the Agent in connection with such Lessee's exercise of the Purchase Option under Section 14.1 of the Lease, or such Lessee's exercise of its purchase option pursuant to Section 14.3 of the Lease, or such Lessee's or the Construction Agent's exercise of its option to purchase such Leased Property under Section 5.3 of the Construction Agency Agreement, or

          (b)  the Leased Property Balance therefor in accordance with Section
     10.1 or Section 10.2 of the Lease,
shall be distributed by Agent as promptly as possible, first, to the Lenders pro rata in accordance with, and for application to, their respective Funding Party
----
Balances in respect of such Leased Property or Properties and second, to the
                                                              ------
Lessor.

     SECTION 3.3  Distribution and Application to Funding Party Balances of
                  ---------------------------------------------------------
Construction Failure Payment.  With respect to any Leased Property, the payment
----------------------------
by the Construction Agent of the Construction Failure Payment with respect thereto pursuant to the Construction Agency Agreement shall be applied by the Agent, first to the accrued and unpaid interest on, and the outstanding
       -----
principal of, the Loans in respect of such Leased Property, and second to the
                                                                ------
Lessor.

     SECTION 3.4  Distribution and Application to Funding Party Balances of
                  ---------------------------------------------------------
Remarketing Proceeds of Leased Property.  Any payments payable to and received
---------------------------------------
by the Lessor in accordance with the Construction Agency Agreement as proceeds from the sale of any Leased Property sold following the payment of the Construction Failure Payment shall be distributed (or applied, as appropriate) by the Lessor as promptly as possible (it being understood that any such payment received by the Lessor on a timely basis and in accordance with the provisions of the Construction Agency Agreement shall be distributed on the date received in the funds so received) in the following order of priority:

          first, to the extent not previously deducted from such proceeds, to
          -----
     the Funding Parties or the Agent, as the case may be, in reimbursement of all reasonable costs, expenses and taxes, if any, incurred by any of them to complete the construction of such Leased Property, maintain and insure such Leased Property, remarket such Leased Property and sell such Leased Property, pro rata according to the amount of such costs, expenses and
               --- ----
     taxes;

          second, to the Lenders pro rata for application to their Funding Party
          ------                 --- ----
     Balances in respect to such Leased Property, an amount equal to such Funding Party Balances in respect of such Leased Property; and

          third, to the Lessor.
          -----

     SECTION 3.5  Distribution and Application of Payments Received When an
                  ---------------------------------------------------------
Event of Default Exists or Has Ceased to Exist Following Rejection of the Lease.
-------------------------------------------------------------------------------

     (a)  Proceeds of Leased Property.  Any payments received by the Lessor or
          ---------------------------
the Agent when an Event of Default exists (or has ceased to exist by reason of a rejection of the Lease in a proceeding with respect to a Lessee described in
Article XII (g) of the Lease) or a Loan Event of Default exists, as

          (i) proceeds from the sale of any or all of the Leased Property sold pursuant to the exercise of the Lessor's remedies pursuant to Article XIII of the Lease or pursuant to the exercise of the Agent's remedies pursuant to the Loan Documents, or

          (ii) proceeds of any amounts from any insurer or any Governmental Authority in connection with an Event of Loss or Event of Taking shall if received by the Lessor be paid to the Agent as promptly as possible, and shall be distributed or applied in the following order of priority prior to the Release Date:

          first, to the Agent for any amounts reasonably expended by it in
          -----
     connection with such Leased Property or the Operative Documents and not previously reimbursed to it;

          second, to the Lenders pro rata for application to their Funding Party
          ------                 --- ----
     Balances in respect of all of the Leased Properties, an amount equal to such Funding Party Balances; and

          third, to the Lessor; and
          -----

on and after such Release Date (and any application otherwise required under this Section 3 has been made) such amounts shall be paid over to the Lessor.
     ---------

     (b)  Proceeds of Recoveries from Lessee.  Any payments received by any
          ----------------------------------
Funding Party when an Event of Default exists (or has ceased to exist by reason of a rejection of the Lease in a proceeding with respect to a Lessee described in Article XII(g) of the Lease), from a Lessee as a payment in accordance with the Lease shall be paid to the Agent as promptly as possible, and shall then be distributed or applied by the Agent as promptly as possible in the order of priority set forth in paragraph (a) above.
                      -------------

     SECTION 3.6  Distribution of Other Payments.  Except as otherwise provided
                  ------------------------------
in this Section 3, any payment received by the Lessor which is to be paid to
        ---------
Agent pursuant hereto or for which provision as to the application thereof is made in an Operative Document but not elsewhere in this Section 3 shall, if
                                                        ---------
received by the Lessor, be paid forthwith to the Agent and when received shall be distributed forthwith by the Agent to the Person and for the purpose for which such payment was made in accordance with the terms of such Operative Document.

     SECTION 3.7  Timing of Agent Distributions.  Payments received by the Agent
                  -----------------------------
in immediately available funds before 12:00 p.m. (noon), Atlanta, Georgia time, on any Business Day shall be distributed to the Funding Parties in accordance with and to the extent provided in this Section 3 on such Business Day.
                                        ---------
Payments received by the Agent in immediately available funds after 12:00 p.m.
(noon), Atlanta, Georgia time shall be distributed to the Funding Parties in accordance with and to the extent provided in this Section 3 on the next
                                                   ---------
Business Day.

     SECTION 3.8  Release of Leased Properties.  (a) If one or more of the
                  ----------------------------
Lessees shall at any time purchase any or all of the Leased Properties pursuant to Section 13.3 or Article 14 of the Lease, then, upon application of such amounts to prepay the related Loans pursuant to Section 2.6 and the Agent's and
                                                -----------
the Lenders' receipt of all accrued interest and any other payments due and owing from the Lessees and/or the Lessor to the Agent and the Lenders on such date in respect thereof, such Leased Property or Properties, as the case may be, shall be released from the applicable Mortgage and the Assignment of Lease and Rents, to the extent relating to such Leased Property or Properties.

          (b) Upon the termination of the Lenders' Commitments and the payment in full of all of the Loans and all other amounts owing by the Lessees and/or the Lessor hereunder or under any other Operative Document to the Lessor, the Agent and the Lenders (other than unasserted indemnities), the Leased Properties shall be released from the Mortgages and Assignments of Lease and Rents.

          (c) Upon request of the Lessor or a Lessee following a release of any Leased Property described in clause (a) or (b) above, the Agent shall, at the
                             ----------    ---
sole cost and expense of the Lessees, execute and deliver to the Lessor or the requesting Lessee such documents as the Lessor or such Lessee shall reasonably request to evidence such release, including, if requested, a release of the Assignments of Lease and Rents to the extent relating to such Leased Property.

     SECTION 4 THE LESSOR; EXERCISE OF REMEDIES UNDER LEASE

     SECTION 4.1  Covenant of Lessor. So long as any Lender's Commitment remains
                  ------------------
in effect, any Loan remains outstanding and unpaid or any other amount is owing to any Lender with respect to its Funding Party Balances, subject to Section
                                                                     -------
4.2, the Lessor will promptly pay all amounts payable by it under this Loan
---
Agreement and the Notes issued by it in accordance with the terms hereof and thereof and shall duly perform each of its obligations under this Loan Agreement and the Note. The Lessor agrees to provide to the Agent a copy of each estoppel certificate that the Lessor proposes to deliver pursuant to Section 17.13 of the Lease at least five (5) days prior to such delivery and to make any corrections thereto reasonably requested by the Agent prior to such delivery. The Lessor shall keep each Leased Property owned by it free and clear of all Lessor Liens. In the event that the Construction Agent returns any Leased Property to the Lessor pursuant to Section 5.3(a) of the Construction Agency Agreement, unless all of the related Loans are paid in full, the Lessor agrees to take such action as the Lenders reasonably request to complete the Construction, or to effect a sale or other disposition, of such Leased Property, provided that the Lessor
                                                    --------
shall not be required to expend its own funds in connection therewith. During the Construction Term for each Leased Property, the Lessor agrees to assume liability for, and to indemnify, protect, defend, save and hold harmless the Agent, each Lender and each of their respective Affiliates, successors, assigns, employees, officers and directors, on an After-Tax Basis from and against, any and all Claims that may be imposed on, incurred by or asserted or threatened to be asserted against the Agent or any Lender, in any way relating to or arising out of the circumstances set forth in Section 7.1 or 7.4 of the Master Agreement, provided that the Lessor shall only be obligated pursuant to this
           --------
sentence to the extent that the Lessor receives payment from the Construction Agent or any other Person with respect to such Claim.

     SECTION 4.2  Lessor Obligations Nonrecourse; Payment from Certain Lease
                  ----------------------------------------------------------
Obligations and Certain Proceeds of Leased Property Only. All payments to be
--------------------------------------------------------
made by the Lessor in respect of the Loans, the Note and this Loan Agreement shall be made only from certain payments received under the Lease, the Guaranty Agreement, the Subsidiary Guaranty and the Construction Agency Agreement and certain proceeds of the Leased Properties and only to the extent that the Lessor or the Agent shall have received sufficient payments from such sources to make payments in respect of the Loans in accordance with Section 3. Each Lender
                                                    ---------
agrees that it will look solely to such sources of payments to the extent available for distribution to such Lender as herein provided and that neither the Lessor nor the Agent is or shall be personally liable to any Lender for any amount payable hereunder or under the Note. Nothing in this Loan Agreement, the Note or any other Operative Document shall be construed as creating any liability (other than for willful misconduct, gross negligence or misrepresentation) of the Lessor individually to pay any sum or to perform any covenant, either express or implied, in this Loan Agreement, the Note or any other Operative Documents (all such liability, if any, being expressly waived by each Lender) and that each Lender, on behalf of itself and its successors and assigns, agrees in the case of any liability of the Lessor hereunder or thereunder (except for such liability attributable to its willful misconduct, gross negligence or misrepresentation) that it will look solely to those certain payments received under the Lease, the Guaranty Agreement, the Subsidiary Guaranty and the

Construction Agency Agreement and those certain proceeds of the Leased Properties, provided, however, that the Lessor in its individual capacity shall
            --------  -------
in any event be liable with respect to (i) the removal of Lessor's Liens or involving its gross negligence, willful misconduct or misrepresentation or (ii) failure to turn over payments the Lessor has received in accordance with Section
                                                                         -------
3; and provided further that the foregoing exculpation of the Lessor shall not
-      -------- -------
be deemed to be exculpations of the Guarantor, any Lessee or any other Person.

     SECTION 4.3  Exercise of Remedies Under the Lease.
                  ------------------------------------

     (a)  Event of Default. With respect to any Potential Event of Default as to
          ----------------
which notice thereof by the Lessor to a Lessee is a requirement to cause such Potential Event of Default to become an Event of Default, the Lessor agrees to give such notice to such Lessee promptly upon receipt of a written request by any Lender or the Agent. The Lessor shall not, without the prior written consent of the Required Lenders, waive any Event of Default.

     (b)  Acceleration of Lease Balance.  When an Event of Default exists, the
          -----------------------------
Lessor shall exercise such remedies as shall be permitted by the Operative Documents or Applicable Law and directed by the Required Lenders, including demanding payment in full of the amounts owed by the Lessees under the Operative Documents (the "Acceleration"). The Lessor shall consult with the Lenders
                ------------
regarding actions to be taken in response to such Event of Default.  The Lessor
(1) shall not, without the prior written consent of the Required Lenders and (2) shall (subject to the provisions of this Section), if so directed by the
                                         -------
Required Lenders, do any of the following: commence eviction or foreclosure proceedings, or file a lawsuit against any Lessee under the Lease, or sell the Leased Properties, or exercise other remedies against the Lessees or the Guarantor under the Operative Documents in respect of such Event of Default; provided, however, that any payments received by the Lessor shall be distributed
--------  -------
in accordance with Section 3.  Notwithstanding any such consent, direction or
                   ---------
approval by the Required Lenders of any such action or omission, the Lessor shall not have any obligation to follow such direction if the same would, in the Lessor's reasonable judgment, require the Lessor to expend its own funds or expose the Lessor to expense, or unless Required Lenders provide to the Lessor an indemnity, in form and substance reasonably acceptable to the Lessor, for such liability, loss or damage or unless and until the Lenders advance to the Lessor an amount which is sufficient, in the Lessor's reasonable judgment, to cover such liability, expense, loss or damage (excluding the Lessor's pro rata share thereof, if any). Notwithstanding the foregoing, on and after the related Release Date (and any application otherwise required under Section 3 has been
                                                           ---------
made): the Lenders shall have no rights to such Leased Property or any proceeds thereof; the Lenders shall have no rights to direct or give consent to any actions with respect to such Leased Property and the proceeds thereof; the Lessor shall have absolute discretion (but in all events subject to the terms of the Operative Documents) with respect to such exercise of remedies with respect to such Leased Property, and the proceeds thereof, including, without limitation, any foreclosure or sale of such Leased Property; and the Lessor shall have no liability to the Lenders with respect to the Lessor's actions or failure to take any action with respect to such Leased Property.

     SECTION 5  LOAN EVENTS OF DEFAULT; REMEDIES

     SECTION 5.1  Loan Events of Default.  Each of the following events shall
                  ----------------------
constitute a Loan Event of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority) and each such Loan Event of Default shall continue so long as, but only as long as, it shall not have been remedied:

          (a) Lessor shall fail to distribute in accordance with the provisions of Section 3 any amount received by the Lessor pursuant to any Lease or the
        ---------
     Master Agreement within two (2) Business Days of receipt thereof if and to the extent that the Agent or the Lenders are entitled to such amount or a portion thereof; or

          (b) the Lessor shall fail to pay to the Agent, within two (2) Business Days of the Lessor's receipt thereof, any amount which a Lessee is required, pursuant to the Operative Documents, to pay to the Agent but erroneously pays to the Lessor; or

          (c) failure by the Lessor to perform in any material respect any other covenant or condition herein or in any other Operative Document to which the Lessor is a party, which failure shall continue unremedied for thirty (30) days after receipt by the Lessor of written notice thereof from the Agent or any Lender; or

          (d) any representation or warranty of the Lessor contained in any Operative Document or in any certificate required to be delivered thereunder shall prove to have been incorrect in a material respect when made and shall not have been cured within thirty (30) days of receipt by the Lessor of written notice thereof from the Agent or any Lender; or

          (e) the Lessor or the General Partner shall become bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver; or a trustee or a receiver shall be appointed for the Lessor or the General Partner or for substantially all of its property without its consent and shall not be dismissed or stayed within a period of ninety (90) days; or bankruptcy, reorganization or insolvency proceedings shall be instituted by or against the Lessor or the General Partner and, if instituted against the Lessor or the General Partner, shall not be dismissed or stayed for a period of ninety (90) days; or

          (f)  any Event of Default shall occur and be continuing.

     SECTION 5.2  Remedies.
                  --------

     (a) Upon the occurrence of a Loan Event of Default hereunder, (i) if such event is a Loan Event of Default specified in clause (e) of Section 5.1 with
                                              ----------    -----------
respect to the Lessor, automatically the Lenders' Commitments shall terminate and the outstanding principal of, and accrued interest on, the Loans shall be immediately due and payable, and (ii) if such event is any other Loan Event of Default, upon written request of the Required Lenders, the Agent shall, by notice of default to the Lessor, declare the Commitments of the Lenders to be terminated forthwith and the outstanding principal of, and accrued interest on, the Loans to be immediately due and payable, whereupon the Commitments of the Lenders shall immediately terminate and the outstanding principal of, and accrued interest on, the Loans shall become immediately due and payable.

     (b) When a Loan Event of Default exists, the Agent may, and upon the written instructions of the Required Lenders shall, exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder, under the Note, the Mortgages and the Assignments of Lease and Rents and shall have and may exercise any and all rights and remedies available under the Uniform Commercial Code or any provision of law. When a Loan Event of Default exists, the Agent may, and upon the written instructions of the Required Lenders shall, have the right to exercise all rights of the Lessor under the Lease pursuant to the terms and in the manner provided for in the Mortgages and the Assignments of Lease and Rents.

     (c)  Except as expressly provided above, no remedy under this Section 5.2
                                                                   -----------
is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided under this Section 5.2 or under the other Operative
                                 -----------
Documents or otherwise available at law or in equity. The exercise by the Agent or any Lender of any one or more of such remedies shall not preclude the simultaneous or later exercise of any other remedy or remedies. No express or implied waiver by the Agent or any Lender of any Loan Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Loan Event of Default. The failure or delay of the Agent or any Lender in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by the Agent or any Lender shall not exhaust the same or constitute a waiver of any other right provided herein.

     SECTION 6  THE AGENT

     SECTION 6.1  Appointment.  Each Lender hereby irrevocably designates and
                  -----------
appoints the Agent as the agent of such Lender under this Loan Agreement and the other Operative Documents, and each such Lender irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Loan Agreement and the other Operative Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Loan Agreement and the other Operative Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Loan Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or any other Operative Document or otherwise exist against the Agent.

     SECTION 6.2  Delegation of Duties.  The Agent may execute any of its duties
                  --------------------
under this Loan Agreement and the other Operative Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     SECTION 6.3  Exculpatory Provisions.  Neither the Agent nor any of its
                  ----------------------
officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Loan Agreement or any other Operative Document (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Lessor or any Lessee or any officer thereof contained in this Loan Agreement or any other Operative Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Loan Agreement or any other Operative Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Loan Agreement or any other Operative Document or for any failure of the Lessor or any Lessee to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Loan Agreement or any other Operative Document, or to inspect the properties, books or records of the Lessor, the Guarantor or any Lessee.

     SECTION 6.4  Reliance by Agent.  The Agent shall be entitled to rely, and
                  -----------------
shall be fully protected in relying, upon writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Lessor or any Lessee), independent accountants and other experts selected by the Agent.

The Agent may deem and treat the payee of the Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Loan Agreement or any other Operative Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Funding Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Subject to the Operative Documents, the Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Loan Agreement and the other Operative Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of an interest in the Note.

     SECTION 6.5  Notice of Default.  The Agent shall not be deemed to have
                  -----------------
knowledge or notice of the occurrence of any Loan Potential Event of Default or Loan Event of Default hereunder unless the Agent has received notice from a Lender referring to this Loan Agreement, describing such Loan Potential Event of Default or Loan Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action, subject to the Operative Documents with respect to such Loan Potential Event of Default or Loan Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Agent shall have received such
         --------
directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Loan Potential Event of Default or Loan Event of Default as it shall deem advisable in the best interests of the Lenders.

     SECTION 6.6  Non-Reliance on Agent and Other Lenders. Each Lender expressly
                  ---------------------------------------
acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Lessor, the Guarantor or any Lessee, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Lessor, the Guarantor and each Lessee and made its own decision to make its Loans hereunder and enter into this Loan Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Loan Agreement and the other Operative Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Lessor, the Guarantor and each Lessee. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition

(financial or otherwise), prospects or creditworthiness of the Lessor, the Guarantor or any Lessee which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     SECTION 6.7  Indemnification.  The Lenders agree to indemnify the Agent in
                  ---------------
its capacity as such (to the extent not reimbursed by a Lessee and without limiting the obligation of any Lessee to do so), ratably according to the percentage each Lender's Commitment bears to the total Commitments of all of the Lenders on the date on which indemnification is sought under this Section 6.7
                                                                  -----------
(or, if indemnification is sought after the date upon which the Lenders' Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with the percentage that each Lender's Commitment bears to the Commitments of all of the Lenders immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Note) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, the Commitments, this Loan Agreement, any of the other Operative Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be
                                            --------
liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this Section 6.7 shall survive the payment of the Note and all
                   -----------
other amounts payable hereunder.

     SECTION 6.8  Agent in Its Individual Capacity. The Agent and its Affiliates
                  --------------------------------
may make loans to, accept deposits from and generally engage in any kind of business with the Lessor, the Guarantor or any Lessee as though the Agent were not the Agent hereunder and under the other Operative Documents. With respect to Loans made or renewed by it, the Agent shall have the same rights and powers under this Loan Agreement and the other Operative Documents as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity. Each Lender acknowledges that the Agent in its individual capacity has had and continues to have other business relations and transactions with Hughes, Hughes' Affiliates and the Lessor.

     SECTION 6.9  Successor Agent.  The Agent may resign as Agent upon 20 days'
                  ---------------
notice to the Lenders effective upon the appointment of a successor agent. If the Agent shall resign as Agent under this Loan Agreement and the other Operative Documents, then the Required Lenders shall appoint a successor agent for the Lenders, which successor agent shall be a commercial bank organized under the laws of the United States of America or any State thereof or under the laws of another country which is doing business in the United States of America and having a combined capital, surplus and undivided profits of at least $100,000,000, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Loan Agreement or any holders of an interest in the Note. After any retiring Agent's resignation as Agent, all of the provisions of this Section
                                                                         -------
6 shall inure to its benefit as to any actions taken or omitted to be taken by
-
it while it was Agent under this Loan Agreement and the other Operative
Documents.

     SECTION 7  MISCELLANEOUS

     SECTION 7.1  Amendments and Waivers. Neither this Loan Agreement, the Note,
                  ----------------------
nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of Section 8.4 of the Master Agreement.

     SECTION 7.2  Notices.  Unless otherwise specified herein, all notices,
                  -------
requests, demands or other communications to or upon the respective parties hereto shall be given in accordance with Section 8.2 of the Master Agreement.

     SECTION 7.3  No Waiver; Cumulative Remedies.  No failure to exercise and no
                  ------------------------------
delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. The provisions of Section 8.11 of the Master Agreement shall apply to this Loan Agreement.

     SECTION 7.4  Successors and Assigns.  This Loan Agreement shall be binding
                  ----------------------
upon and inure to the benefit of the Lessor, the Agent, the Lenders, all future holders of an interest in the Note and their respective successors and permitted assigns.

     SECTION 7.5  Counterparts.  This Loan Agreement may be executed by one or
                  ------------
more of the parties to this Loan Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. A set of the counterparts of this Loan Agreement signed by all the parties hereto shall be lodged with the Lessor and the Agent.

     SECTION 7.6  GOVERNING LAW. THIS LOAN AGREEMENT AND THE NOTE AND THE RIGHTS
                  -------------
AND OBLIGATIONS OF THE PARTIES UNDER THIS LOAN AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF FLORIDA.

     SECTION 7.7  Survival and Termination of Agreement. All covenants,
                  -------------------------------------
agreements, representations and warranties made herein and in any certificate, document or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Loan Agreement, and the Note and shall continue in full force and effect so long as the Note or any amount payable to any Lender under or in connection with this Loan Agreement or the Note is unpaid, at which time this Loan Agreement shall terminate.

     SECTION 7.8  Entire Agreement. This Loan Agreement and the other Operative
                  ----------------
Documents set forth the entire agreement of the parties hereto with respect to its subject matter, and supersedes all previous understandings, written or oral, with respect thereto.

     SECTION 7.9  Severability. Any provision of this Loan Agreement or of the
                  ------------
Note which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of any such provision in any other jurisdiction.

     IN WITNESS THEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        SUNTRUST BANK, as Agent


                                        By:____________________________________
                                           Name:_______________________________
                                           Title:______________________________


                                                                  LOAN AGREEMENT
                                                                 OPERATING LEASE

                                        ATLANTIC FINANCIAL GROUP, LTD. as Lessor and Borrower

                                        By: Atlantic Financial Managers, Inc.,
                                          its General Partner


                                             By:_______________________________
                                                Name: Stephen Brookshire
                                Title: President


                                                                  LOAN AGREEMENT
                                                                 OPERATING LEASE

                                        SUNTRUST BANK,
                                        as a Lender



                                        By:___________________________________
                                           Name:______________________________
                                           Title:_____________________________


                                                                  LOAN AGREEMENT
                                                                 OPERATING LEASE